INCOME TAXES (Details) - USD ($)	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Components of net loss before income taxes consists of the following:
U.S.	$ (6,056,384)	$ (3,036,142)
Canada	(2,013,018)	(3,670,265)
Net (loss) for the year before recovery of income taxes	$ (8,069,402)	$ (6,706,407)
Statutory rate	35.00%	35.00%
Expected income tax (recovery) expense	$ (2,824,291)	$ (2,347,242)
Tax rate changes and other basis adjustments	44,238	195,108
Stock-based compensation	350,683	512,693
Non-deductible expense	(132,076)	(12,073)
Net DTA acquired	(546,122)	0
Change in valuation allowance	3,107,568	1,651,514
Recovery of income taxes	$ 0	$ 0